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                                                                  EXHIBIT (e)(2)


                             THE GLENMEDE FUND, INC.
                             DISTRIBUTION AGREEMENT

                                   Appendix A


                            as of _____________, 1999

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

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                                                                                                 Distribution
Funds of The Glenmede Fund, Inc.                        Class                                        Fee
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
Government Cash Portfolio                               Single class of shares                       None
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Tax-Exempt Cash Portfolio                               Single class of shares                       None
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Core Fixed Income                                       Single class of shares                       None
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Tax-Managed Equity Portfolio                            Single class of shares                       None
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Institutional International Portfolio                   Institutional Series Shares                  None
                                                        Flag Investor Series Class A Shares          0.25%
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International Portfolio                                 Single class of shares                       None
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Small Capitalization Equity Portfolio                   Institutional Series Shares                  None
                                                        Advisor Series Shares                        None
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Large Cap Value Portfolio                               Single class of shares                       None
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Emerging Market Portfolio                               Single class of shares                       None
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Global Equity Portfolio                                 Single class of shares                       None
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Small Capitalization Growth Portfolio                   Single class of shares                       None
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